Exhibit 10.2

SAMSUNG BIOLOGICS CO., LTD.

AMENDMENT NO. 2 TO PRODUCT SPECIFIC AGREEMENT –

ARCALYST DRUG SUBSTANCE

THIS AMENDMENT NO. 2 TO PRODUCT SPECIFIC AGREEMENT - ARCALYST DRUG SUBSTANCE (this “AMENDMENT NO. 2”) is made effective as of September 22, 2026 (the “AMENDMENT NO. 2 Effective Date”) by and between Kiniksa Pharmaceuticals (UK), Ltd., a private company organized under the laws of England and Wales with a Swiss branch office located at Grafenaustrasse 5, 6300 Zug, Switzerland (“Client”), and Samsung Biologics Co., Ltd., a Korean corporation having its principal place of business at 300, Songdo bio-daero, Yeonsu-gu, Incheon, 21987, Republic of Korea (“SBL”). Client and SBL are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, Client and SBL entered into the Master Services Agreement effective as of June 21, 2024 (the “MSA”);

WHEREAS, Client and SBL entered into the Product Specific Agreement for ARCALYST Drug Substance, effective as of June 21, 2024, as amended by Amendment No. 1 to the Product Specific Agreement dated August 13, 2025 (as amended, the “PSA”); and

WHEREAS, the Parties desire to amend the Product Purchase Commitment specified in the PSA for Commercial Product for the Years [***], increasing the annual manufacturing volumes from [***] Batches per year ([***] Batches in aggregate) to [***] Batches for [***] and [***] Batches for [***] ([***] Batches in aggregate), representing a total increase of [***] Batches.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, the Parties hereto agree as follows:

1.	Definitions.

(A)	Capitalized terms used but not otherwise defined in this AMENDMENT NO. 2 shall have the same meanings ascribed to them in the MSA and the PSA.

(B)	On and from the AMENDMENT NO. 2 Effective Date, all references in the PSA to “this PSA” and all references to the ARCALYST Drug Substance PSA contained in any other documents, including but not limited to the MSA and any Decision Memo entered into by and between the Parties, shall be construed to refer to the PSA as amended by this AMENDMENT NO. 2.

2.	Amendment of the PSA. Section 5(D)(ii) of the PSA shall be deleted in its entirety and replaced by the following:

“ii.Product Purchase Commitment for Commercial Product.

1.	Client’s Product Purchase Commitment for Commercial Product is [***] Batches for Year [***], [***] Batches for Year [***], and [***] Batches for Year [***].

2.Client’s Product Purchase Commitment for Years [***] and [***] is [***] Batches of Commercial Product."

3.	Continuing Effect of the PSA. Except as specifically amended by this AMENDMENT NO. 2, the PSA shall continue in full force and effect in accordance with its terms. For clarity, this AMENDMENT NO. 2 and the PSA shall also be governed by and construed in accordance with the laws of the State of New York, United States, without regard to principles of conflict of laws. For the avoidance of doubt, nothing in this AMENDMENT NO. 2 shall alter, diminish, or otherwise affect the binding nature of any Product Purchase Commitment established pursuant to the forecasting mechanism set forth in the PSA, whether such commitment was determined prior to the AMENDMENT NO. 2 Effective Date or is determined thereafter.

4.	Authorized Representative. Each Party represents and warrants to the other that this AMENDMENT NO. 2 has been duly executed and delivered by its duly authorized representative.

5.	Counterparts. This AMENDMENT NO. 2 may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall be deemed to constitute one and the same instrument. The exchange of copies of this AMENDMENT NO. 2 and signed signature pages by facsimile transmission, e-mail or other electronic means shall constitute effective execution and delivery of this AMENDMENT NO. 2 as to the Parties and such copies exchanged may be used in lieu of the original AMENDMENT NO. 2 for all purposes.

IN WITNESS WHEREOF, the Parties have executed this AMENDMENT NO. 2 as of the AMENDMENT NO. 2 Effective Date.

SBL		Client
Samsung Biologics Co., Ltd.		Kiniksa Pharmaceuticals (UK), Ltd.

By:	/s/ John Rim	By:	/s/ Daniel Palmqvist
Name:	John Rim	Name:	Daniel Palmqvist
Title:	CEO	Title:	Branch Manager of Swiss Branch Office
Date:	October 2, 2026	Date:	September 30, 2026